Exhibit 4.4

  Number                                                        Shares
  P-___                                                        ________

                             SONIC AUTOMOTIVE, INC.
              Incorporated Under the Laws of the State of Delaware
                          (See Stock Legend on Reverse)

This Certifies that__________________________________________________ is the
registered holder of_________________________________________________ Shares
  of the Class A Preferred Stock, Series III, of Sonic Automotive, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
     this_______________day                     of_________________A.D. 19__


___________________________                     _____________________________
Secretary                                       President

THE SHARES OF CLASS A PREFERRED STOCK, SERIES III, OF SONIC AUTOMOTIVE, INC. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE HAVE SUCH POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND ARE SUBJECT TO SUCH QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCE AND/OR RIGHTS, AS ARE SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS ("BLUE SKY LAW") AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER, OR AN
EXEMPTION FROM, THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAW.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM   --as tenants in common    UNIF GIFT MIN ACT-- ......Custodian.......
  TEN ENT   --as tenants by the                           (Cust)         (Minor)
              entireties                           under Uniform Gifts to Minors
   JT TEN   --as joint tenants with right of
              survivorship and not as tenants      Act..................
              in common                                   (State)

     Additional abbreviations may also be used though not in the above list.

   For value received,_____________________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporat-tion with full power of substitution in the premises.

Dated,__________________

                                              __________________________________
       In presence of

___________________________

(copy below appears on right side of certificate)
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.